Exhibit (c) (10)

Exhibit (c) (6)

PROJECT DENALI

Presentation to the Board of Directors

January 18, 2013

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information has been filed separately with the Securities and Exchange Commission (the “SEC”).

EVERCORE PARTNERS

These materials have been prepared by Evercore Group L.L.C. (“Evercore”) for the Special Committee of the Board of Directors (the “Committee”) and the Board of Directors (the “Board”) of Denali Inc. (the “Company”) to whom such materials are directly addressed and delivered. These materials are based on information provided by or on behalf of the Committee, the Board and/or other potential transaction participants, from public sources or otherwise reviewed by Evercore. Evercore assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared by or reviewed with the management of the Company and/or other potential transaction participants or obtained from public sources, Evercore has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such management (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. These materials have been developed by and are proprietary to Evercore and were prepared for the benefit and use of the Committee and the Board.

These materials were compiled on a confidential basis for use by the Committee and the Board in evaluating the potential transaction described herein and not with a view to public disclosure or filing thereof under state or federal securities laws, and may not be reproduced, disseminated, quoted or referred to, in whole or in part, without the prior written consent of Evercore.

These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Evercore (or any affiliate) to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Evercore assumes no obligation to update or otherwise revise these materials. These materials may not reflect information known to other professionals in other business areas of Evercore and its affiliates.

Evercore and its affiliates do not provide legal, accounting or tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Evercore or its affiliates to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Each person should seek legal, accounting and tax advice based on his, her or its particular circumstances from independent advisors regarding the impact of the transactions or matters described herein.

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Table of Contents Confidential

Section

Executive Summary I

Review of Denali Financial Projections II

Perspectives on Denali’s Valuation III

Process and Transaction Considerations IV

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I. Executive Summary

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Overview Confidential

The following presentation and financial analyses included herein are based on the following financial projections:

– Denali Management’s Projections from September 21, 2012 (the “9/21 Case”)

– BCG projections (the “BCG Case”)

– In addition, Evercore has reviewed certain productivity gains identified by Management and has analyzed a case that reflects 50% of such productivity cost take-outs as incremental benefits to the BCG Case (the “Productivity Case”)

In evaluating the current proposal from Silver Lake (the “Proposal”), Evercore has performed the following analyses:

– Comparison of financial projections: 9/21 Case, BCG Case, Productivity Case, Wall Street consensus estimates

– Historical trading ranges

– Analyst price target estimates

– Peer group trading multiples

– Present value of future share price analysis

– Discounted cash flow analysis

– Leveraged buy-out analysis

– Premiums paid analysis

In addition, Evercore has evaluated the potential alternative transactions for a stand-alone Denali including a structural separation of the businesses and a large, one-time share repurchase analysis

EVERCORE PARTNERS 1

Summary of Current Proposal Confidential

Offer Price

($ in millions, except per share amounts)

Premium Analysis Offer Price $12.90 Implied Equity Value $22,997 Plus: Debt (1/31/13E) 9,589 Less: Cash (1/31/13E) (14,430)

Implied Enterprise Value $18,155

Closing Prices Average Prices

Close Premium Average Premium TEV Premium

Premium to: Unaffected (01/11/13) $10.88 18.6% - - 31.3%

1 Week Prior 10.97 17.6% $10.94 17.9% 29.9%

2 Week Prior 9.97 29.4% 10.74 20.1% 48.3%

1 Month Prior 10.67 20.9% 10.57 22.1% 34.9%

3 Months Prior 9.35 38.0% 9.94 29.8% 79.7%

6 Months Prior 12.32 4.7% 10.54 22.4% 32.8%

1 Year Prior 15.94 (19.1%) 13.01 (0.9%) (13.1%)

2 Years Prior 14.39 (10.4%) 14.14 (8.8%) (12.0%)

52 Week High - at Closing $18.32 (29.6%)

52 Week Low - at Closing 8.86 45.6%

Multiples Analysis 9/21 Case BCG Case Productivity Case

Enterprise Value To: Metric Multiple Metric Multiple Metric Multiple

FY 2013E EBITDA $4,566 4.0 x $4,418 4.1 x $4,418 4.1 x

FY 2014E EBITDA 4,811 3.8 x 3,981 4.6 x 4,149 4.4 x

FY 2015E EBITDA 5,474 3.3 x 3,905 4.6 x 4,743 3.8 x

Equity Value To:

FY 2013E Net Income $2,982 7.7 x $2,865 8.0 x $2,865 8.0 x

FY 2014E Net Income 3,150 7.3 x 2,495 9.2 x 2,627 8.8 x

FY 2015E Net Income 3,675 6.3 x 2,435 9.4 x 3,097 7.4 x

FY 2013E CFFO - Capex $2,201 10.4 x $1,922 12.0 x $1,922 12.0 x

FY 2014E CFFO - Capex 2,705 8.5 x 1,841 12.5 x 1,962 11.7 x

FY 2015E CFFO - Capex 3,635 6.3 x 2,335 9.8 x 2,952 7.8 x

Source: Denali Management, BCG, Factset

Sources & Uses: Current Proposal ($12.90 per Share)

($ in billions)

Uses of Funds (7/31/13) Sources of Funds (7/31/13)

Purchase Price of Equity $23.0 Cash $4.8

Transaction Expenses 0.4 Acquisition Debt 14.2

MSD Equity Rollover 3.5 Sponsor Equity 0.9

Total Uses $23.4 Total Sources $23.4

Pro Forma Cash Balance $5.6

Pro Forma Debt Balance 17.8

Pro Forma Credit Ratios at Closing (LTM)

Debt / EBITDA 4.2x

Net Debt / EBITDA 2.8x

S&P Adj. Debt / EBITDA 3.7x

Return Analysis

9/21 Case

5-Year IRR 5-Year MOIC

Sponsor MSD Sponsor MSD

Exit at Acquisition Multiple (4.0x) 48.4% 54.1% 5.9x 7.0x

Exit at 5-Year Average Multiple (5.0x) 55.2% 61.2% 7.2x 8.6x

BCG Case

5-Year IRR 5-Year MOIC

Sponsor MSD Sponsor MSD

Exit at Acquisition Multiple (4.0x) 23.7% 28.4% 2.6x 3.1x Exit at 5-Year Average Multiple (5.0x) 31.2% 36.2% 3.4x 4.0x

Productivity Case

5-Year IRR 5-Year MOIC

Sponsor MSD Sponsor MSD

Exit at Acquisition Multiple (4.0x) 42.4% 47.9% 4.9x 5.8x

Exit at 5-Year Average Multiple (5.0x) 49.3% 55.0% 6.1x 7.2x

EVERCORE PARTNERS 2

II. Review of Denali Financial Projections

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Denali Financial Projections Confidential

($ in millions, except per share amounts)

9/21 Case BCG Case Productivity Case

FY12 FY13 FY14 FY15 FY16 FY17 FY13 FY14 FY15 FY16 FY17 FY13 FY14 FY15 FY16 FY17

Revenue $62,070 $57,490 $59,933 $63,232 $66,567 $68,019 $56,845 $56,448 $55,511 $55,050 $54,339 $56,845 $56,448 $55,511 $55,050 $54,339

% growth (7.4%) 4.2% 5.5% 5.3% 2.2% (8.4%) (0.7%) (1.7%) (0.8%) (1.3%) (8.4%) (0.7%) (1.7%) (0.8%) (1.3%)

4 Year CAGR 4.3% (1.1%) (1.1%)

EBITDA (post-SBC) $5,680 $4,566 $4,811 $5,474 $5,895 $6,028 $4,418 $3,981 $3,905 $3,797 $3,606 $4,418 $4,149 $4,743 $5,472 $5,281

% margin 7.9% 8.0% 8.7% 8.9% 8.9% 7.8% 7.1% 7.0% 6.9% 6.6% 7.8% 7.3% 8.5% 9.9% 9.7%

4 Year CAGR 7.2% (5.0%) 4.6%

EBITA (post-SBC) $5,135 $3,999 $4,188 $4,851 $5,272 $5,405 $3,851 $3,358 $3,282 $3,174 $2,983 $3,851 $3,526 $4,120 $4,849 $4,658

% margin 7.0% 7.0% 7.7% 7.9% 7.9% 6.8% 5.9% 5.9% 5.8% 5.5% 6.8% 6.2% 7.4% 8.8% 8.6%

4 Year CAGR 7.8% (6.2%) 4.9%

EBIT (post-SBC) $4,744 $3,432 $3,567 $4,231 $4,651 $4,784 $3,284 $2,737 $2,661 $2,553 $2,362 $3,284 $2,905 $3,499 $4,228 $4,037

% margin 6.0% 6.0% 6.7% 7.0% 7.0% 5.8% 4.8% 4.8% 4.6% 4.3% 5.8% 5.1% 6.3% 7.7% 7.4%

4 Year CAGR 8.7% (7.9%) 5.3%

Net Inc. (non-GAAP) (1) $3,952 $2,982 $3,150 $3,675 $4,007 $4,112 $2,865 $2,495 $2,435 $2,349 $2,199 $2,865 $2,627 $3,097 $3,672 $3,522

% growth (24.5%) 5.6% 16.6% 9.0% 2.6% (27.4%) (12.9%) (2.4%) (3.5%) (6.4%) (27.4%) (8.3%) 17.9% 18.6% (4.1%)

4 Year CAGR 8.4% (6.4%) 5.3%

EPS (non-GAAP) (1) $2.13 $1.70 $1.81 $2.14 $2.37 $2.47 $1.63 $1.43 $1.42 $1.39 $1.32 $1.63 $1.51 $1.81 $2.17 $2.11

% growth (20.3%) 6.2% 18.6% 10.6% 4.0% (23.6%) (12.1%) (0.7%) (2.1%) (5.1%) (23.6%) (7.4%) 19.9% 20.3% (2.8%)

4 Year CAGR 9.7% (5.1%) 6.7%

CFFO — CapEx $4,852 $2,201 $2,705 $3,635 $4,115 $4,807 $1,922 $1,841 $2,335 $2,334 $2,567 $1,922 $1,962 $2,952 $3,602 $3,891

% margin 3.8% 4.5% 5.7% 6.2% 7.1% 3.4% 3.3% 4.2% 4.2% 4.7% 3.4% 3.5% 5.3% 6.5% 7.2%

4 Year CAGR 21.6% 7.5% 19.3%

(1) Excludes impact of one-time charges and amortization of intangibles

Source: Denali Management, BCG

EVERCORE PARTNERS 3

Denali Financial Projections (cont’d) Confidential

Consolidated Denali Revenue

CAGR FY13-17:

$70.0 9/21 Case: 4.3% $68.0

BCG Case: (1.1%) $66.6

$65.0

$63.2

$59.9

$60.0

$57.5

$56.4

$56.8 $55.5 $55.1

$55.0 $56.7 $54.3

$55.9 $54.5

$50.0

FY13 FY14 FY15 FY16 FY17

FY17 Revenue ($ in billions)

$70.0

$1.0 $0.6 $68.0

$1.8

$1.3

$65.0 $9.1

$60.0

$55.0 $54.3

$50.0

BCG Case EUC Enterprise S&P Services Software 9/21 Case

Consolidated Denali EBITA Margin

10.0%

% FY13-17:

9/21 Case: 1.0%

BCG Case: (1.3%)

7.9% 7.9%

8.0% 7.7%

7.0% 7.0%

6.9% 6.7%

6.8% 6.7%

6.0%

5.9% 5.9% 5.8%

5.5%

4.0%

FY13 FY14 FY15 FY16 FY17

9/21 Case BCG Case Consensus

FY 2017 EBITA ($ in billions)

$8.0

$7.0

$6.0

$0.3 $5.4

$0.6

$5.0 $0.9 $0.0

$4.0 $0.6

$3.0

$3.0

$2.0

BCG Case EUC Enterprise S&P Services Software 9/21 Case

Note: EBITA figures post-SBC expense for 9/21 Case and BCG Case

Source: Denali management, BCG, FactSet, IBES Consensus

EVERCORE PARTNERS 4

Revenue Growth Expectations Confidential

Total EUC

Desktop, Mobility & Tablet

EUC 5.0% 0.0% (5.0%) (10.0%)

2.5% Analyst Avg. (7.2%) 9/21 Case

(6.2%) BCG Case

2.5% 9/21 Case

(5.7%) BCG Case

CAGR: FY2013–FY2015 FY2013–FY2017

Desktop

2.5% Analyst Avg. (7.3%) 9/21 Case

(8.1%) BCG Case

2.5% 9/21 Case

(7.9%) BCG Case

CAGR: FY2013–FY2015 FY2013–FY2017

Mobility

Mobility & Tablet

2.5% Analyst Avg. (7.0%) 9/21 Case

(4.7%) BCG Case

2.5% 9/21 Case

(4.1%) BCG Case

CAGR: FY2013–FY2015 FY2013–FY2017

Total Software & Peripherals

4.0% 2.0% 0.0% (2.00%) (4.0%)

2.5% Analyst Avg. (2.8%) 9/21 Case

(3.5%) BCG Case

2.1% 9/21 Case

(2.8%) BCG Case

CAGR: FY2013–FY2015 FY2013–FY2017

Total Enterprise

Enterprise 15.0% 12.0% 9.0% 6.0% 3.0% 0.0%

9.3% Analyst Avg. (2.8%) 9/21 Case

6.9% BCG Case

7.7% 9/21 Case

5.4% BCG Case

CAGR: FY2013–FY2015 FY2013–FY2017

Servers & Networking

Includes Software segment (Quest)

12.9% Analyst Avg. 4.6% 9/21 Case

10.0% BCG Case

9.4% 9/21 Case

6.9% BCG Case

CAGR: FY2013–FY2015 FY2013–FY2017

Storage

11.5% Analyst Avg. 0.4% 9/21 Case

3.0% BCG Case

10.2% 9/21 Case

3.0% BCG Case

CAGR: FY2013–FY2015 FY2013–FY2017

Services

4.8% Analyst Avg. 1.3% 9/21 Case

4.2% BCG Case

5.1% 9/21 Case

4.2% BCG Case

CAGR: FY2013–FY2015 FY2013–FY2017

Note: Software segment not broken out by Wall Street research, but included in Servers & Networking. Analyst reports released after 3Q’13 Earnings

Source: BCG, Denali Management, Wall Street Research

EVERCORE PARTNERS 5

Management Projections – Budget vs. Actual Confidential

Performance versus Internal Forecast ($ in billions)

Revenue

$20.0 $15.0 $10.0 $5.0 $0.0

Actual

Forecast

1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

Op. Income (Non-GAAP) / EBITA

$1.5 $1.0 $0.5 $0.0

Actual

Forecast

1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13

Performance Relative to Guidance

Date Metric Guidance Actual

FY11

06/23/10

Revenue Growth 14 - 19% 16%

OpInc Growth 18 - 23% 40%

11/18/10

Revenue Growth 14 - 19% 16%

OpInc Growth 28 - 32% 40%

FY12

02/15/11

Revenue Growth 5 - 9% 1%

OpInc Growth 6 - 12% 24%

05/17/11

Revenue Growth 5 - 9% 1%

OpInc Growth 12 - 18% 24%

08/16/11

Revenue Growth 1 - 5% 1%

OpInc Growth 17 - 23% 24%

FY13E

02/21/12

FY13 EPS > $2.13 $1.70

05/22/12

Revenue Growth (7%) (4%)

1Q13 Sales IBES: $14.9B $14.4B

1Q13 EPS IBES: $0.46 $0.43

08/21/12

FY13 EPS $1.70 $1.70

11/15/12

FY13 EPS $1.70 $1.70

Consensus Sales and EPS miss

resulted in 17% share price decline

Progression of Management Projections

Revenue

FY13

$69.5 $63.0 $57.5 $56.7

July 2011

July 2012

Sep 2012

Dec 2012

FY14

$75.0 $66.0 $59.9 $59.9

July 2011

July 2012

Sep 2012

Dec 2012

Note: Forecast for 1Q’13 not available

Source: Denali Management

Op. Income (Non-GAAP) / EBITA

FY13

$5.8 $5.2 $4.0 $3.9

July 2011

July 2012

Sep 2012

Dec 2012

FY14

$6.6 $5.6 $4.2 $4.1

July 2011

July 2012

Sep 2012

Dec 2012

EBITA Margin (%)

8.3% 8.2% 7.0% 6.9%

8.8% 8.5% 7.0% 6.8%

EVERCORE PARTNERS 6

Exc10 12

Productivity Cost Take-Out Confidential

Management has identified significant initiatives that could result in up to $3.3 billion in annual cost savings

Summary of Productivity Cost Take-Out Impact to OpInc (EBITA) Margins

10.0%

Potential Effective BCG Case

Efficiency Type Savings 25% 50% 75%

Productivity Case

COGS [***] [***] [***] [***]

Marketing [***] [***] [***] [***] 9.0% 9/21 Case 8.8%

EUC Sales [***] [***] [***] [***] 8.6%

New Denali Sales [***] [***] [***] [***]

R&D [***] [***] [***] [***]

Other [***] [***] [***] [***] 7.9% 7.9%

8.0%

Total ($3,350) ($838) ($1,675) ($2,513) 7.7%

Savings 7.0% 7.0% 7.4%

7.0%

FY14 FY15 FY16 FY17 6.8%

Ramp Up 10.0% 50.0% 100.0% 100.0% 6.8% 6.2%

25% ($84) ($419) ($838) ($838)

Effectiveness 50% (168) (838) (1,675) (1,675) 6.0%

75% (251) (1,256) (2,513) (2,513) 5.9% 5.9%

5.8%

5.5%

Memo: 5.0%

Ramp up accounts for the cash costs required to achieve productivity cost take-out

Note: OpInc (EBITA) figures are post-SBC expense 4.0%

Source: BCG, Denali Management FY13 FY14 FY15 FY16 FY17

[***] indicates information that has been omitted on the basis of a confidential treatment request pursuant to Rule 24b-2 of the Exchange Act and has been filed separately with the SEC.

EVERCORE PARTNERS 7

III. Perspectives on Denali’s Valuation

EVERCORE PARTNERS

Key Valuation Considerations Confidential

Status Quo Value Considerations

Medium / long-term PC industry growth and margin structure, and Denali’s position / share in the industry

Denali’s ability to reverse historical inability to penetrate the growing Smartphone & Tablet markets

Denali’s ability to leverage its $13+ billion in recent acquisitions to create a compelling enterprise stack relative to IBM, EMC, Oracle, Cisco, HP, etc.

Denali’s ability to seamlessly transition its sales organization from PC-focused to Enterprise-focused while simultaneously growing the business

Will historical attach rates (sales of other products with hardware) continue at the same rates with the projected shift in business mix toward Enterprise?

How much cost savings can Management achieve and how long will it take to realize those savings?

To what extent are productivity gains needed/required in order to maintain the current margins as opposed to contributing to expanding margins?

What is the appropriate trade-off between cost savings and configuration flexibility, and how will customers react to these changes?

What are the impacts of shifting from a build-to-order model towards a build-to-stock model?

Will Denali transition from a valuation multiple in line with a “broken” HP to a more representative blended multiple? If so, when?

Value of cash on balance sheet given significant offshore cash

Strategic Alternatives to a Sale

Does a structural separation (spin-off, split-off, sale) of the Client or the Enterprise-related businesses create enhanced shareholder value, after factoring in separation dis-synergies, execution risk and loss of scale?

Can a large share buyback funded through the repatriation of foreign cash create enhanced shareholder value and still preserve flexibility to prosecute Denali’s M&A agenda in Enterprise?

EVERCORE PARTNERS 8

Denali’s Share Price Performance – Last Five Years Confidential

Last 5 Years

Share Price Performance Summary

% Change Denali HP Apple PC Peers Enterprise Peers

3 - Month 16.4% 13.4% (17.2%) 14.3% 0.1%

6 - Month (11.4%) (17.9%) (13.9%) 17.1% 7.7%

1 - Year (31.1%) (39.3%) 23.1% 14.5% 10.8%

2 - Years (22.7%) (64.4%) 52.3% (10.5%) 10.5%

3 - Years (26.8%) (69.2%) 147.6% (27.8%) 24.0%

5 - Years (47.6%) (64.1%) 201.3% (11.2%) 34.7%

350% 300% 250% 200% 150% 100% 50% 0% -50% -100%

201.3%

34.7%

(11.2%)

(47.6%)

(64.1%)

Jan-08

Aug-08

Apr-09

Nov-09

Jul-10

Feb-11

Oct-11

May-12

Jan-13

Denali

HP

Apple

PC Peers(1)

Enterprise Peers(2)

(1) Includes Acer, Asus and Lenovo

(2) Includes Cisco, EMC, IBM, Microsoft and Oracle

Source: FactSet. Prices as of 1/11/13

EVERCORE PARTNERS 9

Denali’s Forward Valuation Multiples Performance Confidential

NTM Price / Earnings Multiple – Last 5 Years

Denali Mean P/E Performance

1 - Year 6.7x

2 - Years 7.5x

3 - Years 8.4x

5 - Years 9.6x

Memo:

R2 with HP (5-Year) 85%

R2 with HP (3-Year) 92%

R2 with HP (1-Year) 90%

39.0x 33.0x 27.0x 21.0x 15.0x 9.0x 3.0x

Jan-08 Aug-08 Apr-09 Nov-09 Jul-10 Feb-11 Oct-11 May-12 Jan-13

16.1x 11.1x 10.2x 6.5x 4.9x

Denali HP Apple PC Peers(1) Enterprise Peers (2)

NTM TEV / EBITDA Multiple – Last 5 Years

Denali Mean TEV/ EBITDA

1 - Year 3.0x

2 - Years 3.4x

3 - Years 3.8x

5 - Years 4.7x

Memo:

R2 with HP (5-Year) 69%

R2 with HP (3-Year) 77%

R2 with HP (1-Year) 88%

25.0x 20.0x 15.0x 10.0x 5.0x 0.0x

Jan-08 Aug-08 Apr-09 Nov-09 Jul-10 Feb-11 Oct-11 May-12 Jan-13

6.6x 5.7x 3.6x 2.9x

Denali HP Apple Enterprise Peers(2)

(1) Includes Acer, Asus and Lenovo; Forward EBITDA information not consistently available

(2) Includes Cisco, EMC, IBM, Microsoft and Oracle

Source: FactSet. Prices as of 1/11/13

EVERCORE PARTNERS 10

Denali’s Forward Valuation Multiples Performance (cont’d) Confidential

Price / NTM (CFFO-Capex) Multiple – Last 5 Years

Mean Price / (CFFO-Capex)

Denali HP

1 - Year 6.3x 6.0x

2 - Years 6.6x 6.7x

3 - Years 7.1x 7.6x

5 - Years 8.1x 8.5x

18.0x 16.0x 14.0x 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x

6.8x 6.2x

Jan-08 Aug-08 Apr-09 Nov-09 Jul-10 Feb-11 Oct-11 May-12 Jan-13

Denali HP

Source: FactSet. Prices as of 1/11/13

EVERCORE PARTNERS 11

Denali Trades at the Bottom of its Peer Group, Both on an EBITDA and Cash Flow Multiple Basis Confidential

TEV / CY2013E EBITDA

Denali PC Heavy Enterprise Heavy Printers

3.8x 4.6x 3.0x 3.7x 3.1x

Offer: 9/21 Offer: BCG 9/21 Case BCG Case Wall St.

3.7x 7.4x 6.1x 6.0x 5.3x 4.6x 3.7x 3.1x

HP Acer Lenovo Asus Apple Toshiba Samsung Fujitsu

8.2x 7.7x 7.5x 6.3x 5.2x

IBM Oracle EMC Netapp Cisco

7.7x 5.2x 5.0x 4.5x 3.0x

Ricoh Canon Epson Xerox Lexmark

MEV / CY2013E Net Income

7.3x 9.2x 6.2x 7.8x 6.8x

Offer: 9/21 Offer: BCG 9/21 Case BCG Case Wall St.

4.9x 22.2x 15.2x 10.8x 10.1x 10.7x 7.7x 13.4x

HP Acer Lenovo Asus Apple Toshiba Samsung Fujitsu

12.0x 12.0x 12.8x 14.6x 10.4x

IBM Oracle EMC Netapp Cisco

n.a. 15.0x 0.0x 7.5x 8.1x

Ricoh Canon Epson Xerox Lexmark

MEV / CY2013E (CFFO-Capex)

8.5x 12.5x 7.2x 10.5x 6.3x

Offer: 9/21 Offer: BCG 9/21 Case BCG Case Wall St.

6.9x 11.0x 11.7x 13.8x 10.1x 15.9x 10.0x 15.2x

HP Acer Lenovo Asus Apple Toshiba Samsung Fujitsu

12.0x 11.5x 9.4x 12.0x 9.7x

IBM Oracle EMC Netapp Cisco

12.4x 15.2x 14.3x 6.2x 8.9x

Ricoh Canon Epson Xerox Lexmark

Note: Denali CY2013E numbers based on FY2014E.

Source: Factset, BCG, Denali Management, Company Filings

EVERCORE PARTNERS 12

Denali’s “Self-Help” Transformational Alternatives

Confidential

Pros Cons

Other

Partial Separation

Complete Separation

Tax Free Spin-off of Enterprise or Client Business

RMT of Client Businesses

RMT of Enterprise Businesses

Subsidiary IPO of Enterprise Business

Tracking Stock for Enterprise Business

Share Buyback

Market valuations for both Enterprise and Client businesses

Separation of high and low growth businesses

Possibility to institute a significant dividend for the Client business

Negative sourcing, infrastructure and distribution synergies estimated at potentially $1.2 billion annually

Loss of scale

Potential to lead Client market consolidation through an RMT with an Asian player

Manufacturing synergies

Separation of high and low growth businesses

Negative sourcing, infrastructure and distribution synergies

Current depressed market valuation may complicate negotiations

Denali would receive a market valuation for its weaker business

Would help Denali to significantly expand its enterprise stack

Separation of high and low growth businesses

Negative sourcing, infrastructure and distribution synergies

Current market valuation may complicate negotiations

Enterprise receives market valuation

Synergies between Enterprise and Client businesses are preserved

Creation of valuable acquisition currency

Possibility to institute a significant dividend for the Client business

Requires arm’s length relationships between the two businesses

Performances of Enterprise business are highlighted to the market

Synergies between Enterprise and Client businesses are preserved

Limited historical record of unlocking shareholder value

Significant, one-time return of capital to shareholders, funded by the repatriation of offshore cash

May signal to the market that Denali has no better strategic alternatives

Does not highlight to the market the value of the Enterprise Business and does not provide a basis for multiple expansion

Utilizing a considerable portion of the current cash balance and keeping it public may affect future strategic flexibility

EVERCORE PARTNERS 13

Summary Valuation Analysis – 9/21 Case Confidential

($ in millions, except for per share amounts)

Assumptions Metric

52-week Low and High Range

Analyst 12 month Price Targets ($8.50 - $15.00, Discounted at 11.0% Cost of Equity)

Peer Group Valuation

3.2x - 5.0x FY2014E EBITDA $4,811

6.0x - 9.0x FY2014E Net Income 3,150

7.0x - 10.0x FY2014E CFFO - CapEx 2,705

Present Value of Future Stock Price

3.2x - 5.0x FY2016E EBITDA, 10.0% - 12.0% CoE $5,895

6.0x - 9.0x FY2016E EPS, 10.0% - 12.0% CoE 2.37

7.0x - 10.0x FY2016E CFFO - Capex, 10.0% - 12.0% CoE 4,115

Discounted Cash Flow

3.2x - 5.0x Terminal EBITDA, 8.0% - 10.0% WACC

LBO

20.0% - 30.0% 5-year Target IRR, 3.2x - 5.0x Exit Multiple, $8.0bn of BS Cash Used, $0.9bn Sponsor Equity

Share Buyback

$5.0bn at 15% Premium to Unaffected; 3.2x - 5.0x FY2016E EBITDA; 10.0% - 12.0% CoE

$5.0bn at 15% Premium to Unaffected; 6.0x - 9.0x FY2016E EPS; 10.0% - 12.0% CoE

Premiums Paid in Transactions with TEV > $10 billion

22.5% - 27.5% 1-week Premium to Unaffected Price $10.88

25.0% - 30.0% 4-week Premium to 4-week Prior Price 10.67

22.5% - 27.5% 1-week Enterprise Premium to Unaffected Price $7.58

25.0% - 30.0% 4-week Enterprise Premium to 4-week Prior Price 7.36

Valuation Range

Unaffected Price: $10.88 Current Proposal: $12.90

$8.86 $18.32

$7.66 $13.51

$11.63 $16.61

$10.86 $16.30

$10.88 $15.55

$11.97 $17.22

$13.33 $19.42

$15.00 $21.16

$17.45 $22.68

$14.09 $18.24

$12.80 $17.95

$14.21 $20.22

$13.33 $13.87

$13.34 $13.87

$12.58 $12.96

$12.51 $12.88

$6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00

Source: Company Management, Factset, Company filings, Wall Street Research

EVERCORE PARTNERS 14

Summary Valuation Analysis – BCG and Productivity Cases Confidential

($ in millions, except for per share amounts)

Assumptions Metric

52-week Low and High Range

Analyst 12 month Price Targets ($8.50 - $15.00, Discounted at 11.0% Cost of Equity)

Peer Group Valuation

3.2x - 5.0x FY2014E EBITDA $3,981

4,149

6.0x - 9.0x FY2014E Net Income 2,495

2,627

7.0x - 10.0x FY2014E CFFO - CapEx 1,841

1,962

Present Value of Future Stock Price

3.2x - 5.0x FY2016E EBITDA, 10.0% - 12.0% CoE $3,797

5,472

6.0x - 9.0x FY2016E EPS, 10.0% - 12.0% CoE 1.39

2.17

7.0x - 10.0x FY2016E CFFO - Capex, 10.0% - 12.0% CoE 2,334

3,602

Discounted Cash Flow

3.2x - 5.0x Terminal EBITDA, 8.0% - 10.0% WACC

LBO

20.0% - 30.0% 5-year Target IRR, 3.2x - 5.0x Exit Multiple, $8.0bn of BS Cash Used, $0.9bn Sponsor Equity

Share Buyback

$5.0bn at 15% Premium to Unaffected; 3.2x - 5.0x FY2016E EBITDA; 10.0% - 12.0% CoE

$5.0bn at 15% Premium to Unaffected; 6.0x - 9.0x FY2016E EPS; 10.0% - 12.0% CoE

Premiums Paid in Transactions with TEV > $10 billion

22.5% - 27.5% 1-week Premium to Unaffected Price $10.88

25.0% - 30.0% 4-week Premium to 4-week Prior Price 10.67

22.5% - 27.5% 1-week Enterprise Premium to Unaffected Price $7.58

25.0% - 30.0% 4-week Enterprise Premium to 4-week Prior Price 7.36

Valuation Range

Unaffected Price: $10.88 Current Proposal: $12.90

$8.86 $18.32

$7.66 $13.51

$10.10 $14.22

$10.41 $14.70

$8.60 $12.91

$9.06 $13.59

$7.41 $10.58

$7.89 $11.28

$8.06 $11.46

$11.07 $15.94

$7.98 $11.56

$12.14 $17.71

$8.73 $12.24

$13.18 $18.58

$11.46 $14.70

$15.05 $19.80

$11.94 $14.10

$13.45 $16.98

$8.87 $12.17

$11.90 $16.67

$8.80 $12.27

$12.71 $18.04

$13.33 $13.87

$13.34 $13.87

$12.58 $12.96

$12.51 $12.88

$6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00

BCG Case Productivity Case

EVERCORE PARTNERS 15

Analysis at Various Prices Confidential

($ in millions, except for per share amounts)

Denali

Unaffected Proposal Analysis at Various Prices

Price Per Share (01/11/13) $10.88 $12.90 $13.00 $13.50 $14.00 $14.50 $15.00

Premium to Current - 18.6% 19.5% 24.1% 28.7% 33.3% 37.9%

% of 52 Week High 59.4% 70.4% 71.0% 73.7% 76.4% 79.1% 81.9%

FD Shares Outstanding 1,781.8 1,782.7 1,782.7 1,782.9 1,783.1 1,783.2 1,783.3

Equity Value $19,386 $22,997 $23,175 $24,069 $24,963 $25,856 $26,750

Plus: Debt (1/31/13E) 9,589 9,589 9,589 9,589 9,589 9,589 9,589

Less: Cash (1/31/13E) (14,430) (14,430) (14,430) (14,430) (14,430) (14,430) (14,430)

Enterprise Value $14,545 $18,155 $18,334 $19,228 $20,121 $21,015 $21,909

Premium to TEV -- 24.8% 26.1% 32.2% 38.3% 44.5% 50.6%

MSD Stake $2,975 $3,527 $3,554 $3,691 $3,828 $3,964 $4,101

9/21 Case

Enterprise Value To: Metric

FY 2013E EBITDA $4,566 3.2 x 4.0 x 4.0 x 4.2 x 4.4 x 4.6 x 4.8 x

FY 2014E EBITDA 4,811 3.0 3.8 3.8 4.0 4.2 4.4 4.6

FY 2015E EBITDA 5,474 2.7 3.3 3.3 3.5 3.7 3.8 4.0

Equity Value To:

FY 2013E Net Income $2,982 6.5 x 7.7 x 7.8 x 8.1 x 8.4 x 8.7 x 9.0 x

FY 2014E Net Income 3,150 6.2 7.3 7.4 7.6 7.9 8.2 8.5

FY 2015E Net Income 3,675 5.3 6.3 6.3 6.5 6.8 7.0 7.3

FY 2013E FCF (CFFO - Capex) $2,201 8.8 x 10.4 x 10.5 x 10.9 x 11.3 x 11.7 x 12.2 x

FY 2014E FCF (CFFO - Capex) 2,705 7.2 8.5 8.6 8.9 9.2 9.6 9.9

FY 2015E FCF (CFFO - Capex) 3,635 5.3 6.3 6.4 6.6 6.9 7.1 7.4

Productivity Case

Enterprise Value To: Metric

FY 2013E EBITDA $4,418 3.3 x 4.1 x 4.1 x 4.4 x 4.6 x 4.8 x 5.0 x

FY 2014E EBITDA 4,149 3.5 4.4 4.4 4.6 4.9 5.1 5.3

FY 2015E EBITDA 4,743 3.1 3.8 3.9 4.1 4.2 4.4 4.6

Equity Value To:

FY 2013E Net Income $2,865 6.8 x 8.0 x 8.1 x 8.4 x 8.7 x 9.0 x 9.3 x

FY 2014E Net Income 2,627 7.4 8.8 8.8 9.2 9.5 9.8 10.2

FY 2015E Net Income 3,097 6.3 7.4 7.5 7.8 8.1 8.3 8.6

FY 2013E FCF (CFFO - Capex) $1,922 10.1 x 12.0 x 12.1 x 12.5 x 13.0 x 13.5 x 13.9 x

FY 2014E FCF (CFFO - Capex) 1,962 9.9 11.7 11.8 12.3 12.7 13.2 13.6

FY 2015E FCF (CFFO - Capex) 2,952 6.6 7.8 7.9 8.2 8.5 8.8 9.1

Source: Denali Management, BCG

EVERCORE PARTNERS 16

IV. Process and Transaction Considerations

EVERCORE PARTNERS

Perspectives on Potential Strategic Acquirers

Confidential

Enterprise Oriented Acquirers

Acquirers Market Cap. CY 13E P/E Cash Leverage (1) Commentary

hp $31,918 4.9x $11,301 2.0x

Given current turmoil at HP, its management and balance sheet capacity to take on a transformational acquisition is limited

Absent turmoil, potentially best acquirer for Denali

ORACLE 165,038 12.0x 33,695 1.1x

Unlikely to be interested in the Client side of the business

However, Oracle should have significant interest in the enterprise business and is willing to make bold and unconventional moves (e.g. Sun)

EMC2 53,833 12.8x 10,580 0.3x

Unlikely to be interested in the Client side of the business

May partner with a Sponsor for the Enterprise business

CISCO 111,398 10.4x 45,000 1.1x

Systematically exiting consumer facing business (Pure, Linksys, etc.)

May partner with a Sponsor for the Enterprise business

IBM 219,715 12.0x 17,260 1.3x

Exited PC business to Lenovo, highly unlikely to be interested in hardware oriented businesses

Client Oriented Acquirers

Acquirers Market Cap. CY 13E P/E Cash Leverage (1) Commentary

lenovo $10,243 15.2x $3,944 0.4x

Has history of transformational acquisitions (e.g. IBM PC business)

With the help of sponsors, could afford a competing proposal

CFIUS concerns might complicate interest given Denali’s government footprint

SAMSUNG 214,099 7.7x 42,321 0.3x

Limited history with M&A. Highly organically oriented

Limited synergies in Enterprise solutions

ASUS 8,710 10.8x 3,014 0.2x

Will be a stretch financially

CFIUS concerns might complicate interest given Denali’s government footprint

NOKIA 16,814 NM 13,399 7.7x

In the middle of a very challenging turnaround

TOSHIBA 16,651 10.7x 8,880 2.9x

May be more interested in exiting PC business than doubling down

FUJITSU 8,063 13.4x 4,752 1.7x

May be more interested in exiting PC business than doubling down

Note: Dollars in millions

(1) Leverage is total debt as a multiple of CY2012E EBITDA

Source: Factset, Company Filings

EVERCORE PARTNERS

17

Maximizing the Impact of a Go-Shop Period

Confidential

Duration of Go-Shop Period

A longer go-shop period increases the amount of time that potential third parties have to evaluate a possible transaction

– The complexity of a transaction and the current industry and market conditions can potentially impact the duration of a go-shop

Termination Fee During Go-Shop Period

A lower termination fee in effect during the go-shop period reduces the value leakage to shareholders

– A superior proposal needs to overcome the implied termination fee per share in addition to providing incremental value to shareholders

– If a transaction is not consummated, shareholders bear the cost of the termination fee

Definition of a Superior Proposal

Broader definition of what constitutes a superior proposal gives more latitude to the Special Committee

Matching rights, unless limited, serve to discourage bidders and should be avoided

Advanced Preparation

Maximize the effectiveness of the go-shop period through exhaustive advanced planning

– Targeted list of parties to contact, including the potential for bidding groups including sponsors and strategics

– NDA and other legal documentation ready for distribution on day 1

– Fully-populated and extensive virtual data room

– Availability of management team for due diligence

Role of Management

Carefully consider how to incentivize management to support the transaction that maximizes shareholder value

EVERCORE PARTNERS

18

Efficacy of Go-Shop Provisions Confidential

($ in millions)

Since 2005, there have been 137 transactions with equity values greater than $100 million with go-shop provisions

– Of those transactions, only 16 or 12% resulted in a superior offer

– The superior offers on average were 20% greater than the initial bid

Announced Deals with “Go-Shop” & Topped

Initial Date Target Initial Bidder Competing Bidder Equity Value TEV Go-Shop Period % Prem. on Initial Bid

03/09/12 Quest Software Insight Venture Ptrs Denali $2,148 $2,272 60 days 21.7%

10/01/10 Dynamex Greenbriar Equity Transforce 244 223 40 days 10.6%

08/13/10 Dynegy Blackstone Icahn Enterprises 542 4,760 40 days 10.0%

12/28/09 AMICAS Thomas Bravo Merge Healthcare 219 211 45 days 18.7%

11/13/09 Silicon Storage Technology Mgmt / Prophet Equity Microchip Technology 201 126.0 45 days 35.7%

11/02/09 Diedrich Coffee Peet’s Coffee & Tea Green Mountain Coffee Roasters 200 201 21 days 34.6%

04/24/09 SumTotal Systems Accel-KKR Vista Equity Partners 152 117 31 days 27.6%

02/26/09 CKE Restaurants Thomas H. Lee Apollo Management 694 1,005 40 days 13.6%

02/05/09 Triad Hospitals Goldman Sachs / CCMP Community Health Systems 4,440 5,882 40 days 7.5%

06/16/08 Greenfield Online Quadrangle Group Microsoft / ZM Capital 408 376 50 days 12.9%

06/22/07 Barneys New York Istithmar World Capital / CVC Fast Retailing Co 942 942 30 days 14.2%

06/01/07 Everlast Worldwide Hidary Group Brands Holdings 133 163 30 days 24.5%

05/24/07 Eagle Global Logistics Jim Crane / Centerbridge / Woodbridge CEVA Logistics / Apollo Mgmt 1,939 1,952 20 days 31.9%

03/08/07 Catalina Marketing Corp ValueAct Capital Hellman & Friedman 1,511 1,591 45 days 1.2%

03/02/07 AeroFlex General Atlantic / Francisco Ptrs Veritas Capital 1,081 1,071 43 days 7.4%

05/19/05 Maytag Ripplewood /GS Capital Partners Whirlpool 1,677 2,585 30 days 50.0%

Note: Updated as of December 31, 2012. Bold indicates ultimate purchasers

Source: SDC, Merger Metrics

EVERCORE PARTNERS 19

Selected Terms of Recent Go-Private Transactions Greater than $1 billion Confidential

($ in millions)

Transaction Value

Termination Fee

Reverse Termination Fee

Fee $

% of MEV

% of TEV

Date Target Buyer MEV TEV Go-Shop Period During Go-Shop After Go-Shop During Go-Shop After Go-Shop During Go-Shop After Go-Shop Fee $ % of MEV % of TEV

7/16/2012 Par Pharmaceutical Companies TPG Capital $1,855 $2,095 41 days $24 $48 1.29% 2.59% 1.15% 2.29% $119 6.41% 5.68%

5/1/2012 P.F. Chang’s China Bistro Inc Centerbridge Capital Partners LP 1,094 1,100 30 days 21 37 1.93% 3.34% 1.92% 3.32% 67 6.16% 6.13%

3/19/2012 AboveNet Inc Communcations Investment Infra. 2,272 2,259 30 days 45 75 1.98% 3.30% 1.99% 3.32% 100 4.40% 4.43%

3/8/2012 Quest Software Inc Insight Venture Partners 1,927 2,000 60 days 4 25 0.22% 1.30% 0.21% 1.25% 9 0.47% 0.45%

10/3/2011 Pharma. Product Development Carlyle / H&F 3,797 3,900 30 days 58 116 1.53% 3.06% 1.49% 2.98% 252 6.63% 6.46%

7/13/2011 Kinetic Concepts Inc Apax Partners 5,156 5,782 40 days 52 155 1.00% 3.01% 0.90% 2.69% 317 6.15% 5.49%

7/5/2011 Immucor TPG Capital 1,919 1,642 45 days 25 45 1.30% 2.34% 1.52% 2.74% 90 4.69% 5.48%

4/1/2011 SRA International Inc Providence Equity Partners LLC 1,795 1,691 30 days 28 47 1.57% 2.62% 1.67% 2.78% 113 6.29% 6.68%

2/14/2011 EMS CD&R 2,912 3,030 NA NA 117 NA 4.00% NA 3.84% 204 7.00% 6.73%

12/23/2010 Jo-Ann Stores Inc Leonard Green & Partners 1,606 1,494 54 days 20 45 1.25% 2.80% 1.34% 3.01% 90 5.60% 6.02%

11/25/2010 Del Monte Vestar/KKR 3,826 5,298 45 days 60 120 1.57% 3.14% 1.13% 2.27% 249 6.51% 4.70%

11/23/2010 Novell Attachmate 2,223 1,096 NA NA 60 NA 2.70% NA 5.47% 120 5.40% 10.95%

11/23/2010 J Crew TPG Capital 2,991 2,693 54 days NA 20 NA 0.67% NA 0.74% 200 6.69% 7.43%

10/28/2010 Syniverse Holdings The Carlyle Group 2,250 2,625 NA NA 60 NA 2.67% NA 2.29% 60 / 120(1) 2.7% / 5.3% 2.3% / 4.6%

10/27/2010 CommScope Inc The Carlyle Group 3,019 3,895 40 days 43 104 1.42% 3.45% 1.10% 2.67% 234 7.75% 6.01%

10/11/2010 The Gymboree Corporation Bain Capital LLC 1,806 1,673 40 days 30 50 1.66% 2.77% 1.79% 2.99% 50 2.77% 2.99%

9/2/2010 Burger King Holdings Inc 3G Capital 3,302 3,941 40 days 50 95 1.51% 2.88% 1.27% 2.41% 175 5.30% 4.44%

7/15/2010 NBTY, Inc. The Carlyle Group 3,488 3,714 35 days 54 98 1.53% 2.81% 1.44% 2.64% 214 6.14% 5.76%

5/4/2010 Interactive Data Warburg, Silverlake 3,345 3,046 NA NA 120 NA 3.59% NA 3.94% 225 6.73% 7.39%

Mean 41 days 1.41% 2.79% 1.35% 2.82% 5.62% 5.73%

Median 40 days 1.52% 2.81% 1.39% 2.74% 6.16% 5.89%

High 60 days 1.98% 4.00% 1.99% 5.47% 7.75% 10.95%

Low 30 days 0.22% 0.67% 0.21% 0.74% 0.47% 0.45%

(1) $60mm if Carlyle failed to receive the requisite foreign antitrust or FCC approvals and $120mm if Carlyle fails to complete the merger by the drop-dead date or if its obligations are breached

Source: Public filings, company press releases, Capital IQ, Wall Street research and Merger Metrics

EVERCORE PARTNERS 20